                                                                     EXHIBIT 4.8



                          COUNTRYWIDE HOME LOANS, INC.
                                     Issuer

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                    Guarantor

                                       TO

                              THE BANK OF NEW YORK

                                     Trustee



                                    INDENTURE

                           Dated as of ______________

                          Subordinated Debt Securities

                          COUNTRYWIDE HOME LOANS, INC.

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                AND INDENTURE, DATED AS OF _______________, 2001

ACT SECTION                                                    INDENTURE SECTION
310(a)(1) ..................................................                 708
   (a)(2) ..................................................                 708
310(a)(3) ..................................................                N.A.
   (a)(4) ..................................................                N.A.
310(b) .....................................................                 709
310(c) .....................................................                N.A.
311(a) and (b) .............................................                 705
311(c) .....................................................                N.A.
312(a) .....................................................         801, 802(a)
312(b) and (c) .............................................                 802
313(a) .....................................................                 803
313(b) .....................................................                 803
313(c) .....................................................                 803
313(d) .....................................................                 803
314(a) .....................................................                 804
314(b) .....................................................                N.A.
314(c)(1) and (2) ..........................................                 102
314(c)(3) ..................................................                N.A.
314(d) .....................................................                N.A.
314(e) .....................................................                 102
314(f) .....................................................                N.A.
315(a), (c) and (d) ........................................                 701
315(b) .....................................................                 604
315(e) .....................................................                 614
316(a)(1) ..................................................                 612
316(a)(2) ..................................................             Omitted
316(a) last sentence .......................................                 101
316(b) .....................................................                 612
317(a) .....................................................                 602
317(b) .....................................................                1103
318(a) .....................................................                 107

-------------------------
THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE PART OF THE INDENTURE.

                                TABLE OF CONTENTS

                                                                                          PAGE
                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.          Definitions...........................................................2
SECTION 102.          Compliance Certificates and Opinions..................................9
SECTION 103.          Form of Documents Delivered to Trustee...............................10
SECTION 104.          Acts of Holders......................................................10
SECTION 105.          Notices, etc., to Trustee, Company and Guarantor.....................11
SECTION 106.          Notice to Holders; Waiver............................................12
SECTION 107.          Conflict with Trust Indenture Act....................................12
SECTION 108.          Effect of Headings and Table of Contents.............................12
SECTION 109.          Successors and Assigns...............................................12
SECTION 110.          Separability Clause..................................................12
SECTION 111.          Benefits of Indenture................................................13
SECTION 112.          Governing Law........................................................13
SECTION 113.          Legal Holidays.......................................................13
SECTION 114.          Moneys of Different Currencies to be Segregated......................13
SECTION 115.          Payment to Be in Proper Currency.....................................13

                                   ARTICLE TWO
                     FORMS OF DEBT SECURITIES AND GUARANTEES

SECTION 201.          Forms Generally......................................................15
SECTION 202.          Forms of Debt Securities and Guarantees..............................15
SECTION 203.          Form of Trustee's Certificate of Authentication......................15
SECTION 204.          CUSIP Numbers........................................................16

                                  ARTICLE THREE
                               THE DEBT SECURITIES

SECTION 301.          Amount Unlimited; Issuable in Series.................................17
SECTION 302.          Denominations........................................................19
SECTION 303.          Execution, Authentication, Delivery and Dating.......................19
SECTION 304.          Temporary Debt Securities............................................21
SECTION 305.          Registration, Registration of Transfer and Exchange..................22
SECTION 306.          Mutilated, Destroyed, Lost and Stolen Debt Securities................24
SECTION 307.          Payment of Interest; Interest Rights Preserved.......................24
SECTION 308.          Persons Deemed Owners................................................27
SECTION 309.          Cancellation.........................................................27
SECTION 310.          Computation of Interest..............................................27
SECTION 311.          Payment in Currencies................................................28

                                  ARTICLE FOUR
                          GUARANTEES OF DEBT SECURITIES

SECTION 401.          Unconditional Guarantee..............................................32
SECTION 402.          Execution, Authentication and Delivery...............................32

                                TABLE OF CONTENTS

                                                                                          PAGE
                                  ARTICLE FIVE
                           SATISFACTION AND DISCHARGE

SECTION 501.          Satisfaction and Discharge of Indenture..............................34
SECTION 502.          Application of Trust Money...........................................35

                                   ARTICLE SIX
                                    REMEDIES

SECTION 601.          Events of Default....................................................36
SECTION 602.          Acceleration of Maturity; Rescission and Annulment...................37
SECTION 603.          Collection of Indebtedness and Suits for Enforcement by Trustee......38
SECTION 604.          Trustee May File Proofs of Claim.....................................39
SECTION 605.          Trustee May Enforce Claims without Possession of Debt Securities.....39
SECTION 606.          Application of Money Collected.......................................40
SECTION 607.          Limitation on Suits..................................................40
SECTION 608.          Unconditional Right of Holders to Receive Principal, Premium
                      (if any) and Interest................................................41
SECTION 609.          Restoration of Rights and Remedies...................................41
SECTION 610.          Rights and Remedies Cumulative.......................................41
SECTION 611.          Delay or Omission Not Waiver.........................................42
SECTION 612.          Control by Holders...................................................42
SECTION 613.          Waiver of Past Defaults..............................................42
SECTION 614.          Undertaking for Costs................................................43
SECTION 615.          Waiver of Stay or Extension Laws.....................................43

                                  ARTICLE SEVEN
                                   THE TRUSTEE

SECTION 701.          Certain Duties and Responsibilities..................................44
SECTION 702.          Notice of Defaults...................................................45
SECTION 703.          Certain Rights of Trustee............................................45
SECTION 704.          Not Responsible for Recitals or Issuance of Debt Securities..........46
SECTION 705.          May Hold Debt Securities.............................................47
SECTION 706.          Money Held in Trust..................................................47
SECTION 707.          Compensation and Reimbursement.......................................47
SECTION 708.          Corporate Trustee Required; Eligibility..............................48
SECTION 709.          Resignation and Removal; Appointment of Successor....................48
SECTION 710.          Acceptance of Appointment by Successor...............................50
SECTION 711.          Merger, Conversion, Consolidation or Succession to Business..........51

                                  ARTICLE EIGHT
          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

SECTION 801.          Company and Guarantor to Furnish Trustee Names and Addresses of
                      Holders..............................................................52
SECTION 802.          Preservation of Information; Communications to Holders...............52

                                TABLE OF CONTENTS

                                                                                          PAGE
SECTION 803.          Reports by Trustee...................................................52
SECTION 804.          Reports by Company and Guarantor.....................................53

                                  ARTICLE NINE
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 901.          Company May Consolidate, etc., Only on Certain Terms.................54
SECTION 902.          Successor Corporation Substituted....................................54
SECTION 903.          Guarantor May Consolidate, etc., Only on Certain Terms...............54
SECTION 904.          Successor Corporation Substituted....................................55
SECTION 905.          Assumption by Guarantor..............................................55

                                   ARTICLE TEN
                             SUPPLEMENTAL INDENTURES

SECTION 1001.         Supplemental Indentures without Consent of Holders...................56
SECTION 1002.         Supplemental Indentures with Consent of Holders......................57
SECTION 1003.         Execution of Supplemental Indentures.................................58
SECTION 1004.         Effect of Supplemental Indentures....................................58
SECTION 1005.         Notice to Holders....................................................58
SECTION 1006.         Conformity with Trust Indenture Act..................................59
SECTION 1007.         Reference in Debt Securities to Supplemental Indentures..............59
SECTION 1008.         Subordination Unimpaired.............................................59

                                 ARTICLE ELEVEN
                                    COVENANTS

SECTION 1101.         Payment of Principal, Premium and Interest...........................60
SECTION 1102.         Maintenance of Office or Agency......................................60
SECTION 1103.         Money for Debt Securities Payments to Be Held in Trust...............60
SECTION 1104.         Investment Company Act...............................................62
SECTION 1105.         Officers' Certificate as to Default..................................62

                                 ARTICLE TWELVE
                          REDEMPTION OF DEBT SECURITIES

SECTION 1201.         Applicability of Article.............................................63
SECTION 1202.         Election to Redeem, Notice to Trustee................................63
SECTION 1203.         Selection by Trustee of Debt Securities to Be Redeemed...............63
SECTION 1204.         Notice of Redemption.................................................63
SECTION 1205.         Deposit of Redemption Price..........................................64
SECTION 1206.         Debt Securities Payable on Redemption Date...........................64
SECTION 1207.         Debt Securities Redeemed in Part.....................................65

                                ARTICLE THIRTEEN
                                  SINKING FUNDS

SECTION 1301.         Applicability of Article.............................................66
SECTION 1302.         Satisfaction of Sinking Fund Payments with Debt Securities...........66

                                TABLE OF CONTENTS

                                                                                          PAGE
SECTION 1303.         Redemption of Debt Securities for Sinking Fund.......................66

                                ARTICLE FOURTEEN
                                   DEFEASANCE

SECTION 1401.         Applicability of Article.............................................68
SECTION 1402.         Defeasance Upon Deposit of Moneys or U.S. Government Obligations.....68
SECTION 1403.         Deposited Moneys and U.S. Government Obligations To Be Held in Trust.70
SECTION 1404.         Repayment to Company.................................................70

                                 ARTICLE FIFTEEN
                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1501.         Applicability of Article.............................................71
SECTION 1502.         Repayment of Debt Securities.........................................71
SECTION 1503.         Exercise of Option...................................................71
SECTION 1504.         When Debt Securities Surrendered for Repayment Become Due and
                        Payable............................................................72
SECTION 1505.         Debt Securities Repaid in Part.......................................72

                                 ARTICLE SIXTEEN
                        SUBORDINATION OF DEBT SECURITIES

SECTION 1601.         Agreement to Subordinate.............................................73
SECTION 1602.         Default on Senior Indebtedness.......................................73
SECTION 1603.         Liquidation; Dissolution; Bankruptcy.................................74
SECTION 1604.         Subrogation..........................................................75
SECTION 1605.         Trustee to Effectuate Subordination..................................76
SECTION 1606.         Notice by the Company and the Guarantor..............................76
SECTION 1607.         Rights of the Trustee; Holders of Senior Indebtedness................77
SECTION 1608.         Subordination May Not Be Impaired....................................77

        INDENTURE dated as of ______________, among COUNTRYWIDE HOME LOANS, INC., a New York corporation (hereinafter called the "Company"), COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Guarantor"), each having its principal office at 4500 Park Granada, Calabasas, CA 91302 and THE BANK OF NEW YORK, a New York corporation (hereinafter called the "Trustee"), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

                             RECITALS OF THE COMPANY

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debentures, notes, bonds or other evidences of indebtedness (herein called the "Debt Securities"), to be issued in one or more series as in this Indenture provided.

        All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                            RECITALS OF THE GUARANTOR

        The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantees provided herein and the endorsement of such Guarantees on the Debt Securities. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

        This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                SECTION 101. Definitions.

                For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                        (1) the terms defined in this Article have the meanings
                assigned to them in this Article, and include the plural as well as the singular;

                        (2) all other terms used herein which are defined in the
                Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                        (3) all accounting terms not otherwise defined herein
                have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such principles as are generally accepted at the date of such computation; and

                        (4) the words "herein", "hereof" and "hereunder" and
                other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                Certain terms, used principally in Article Seven, are defined in that Article.

                "Act" when used with respect to any Holder has the meaning specified in Section 104.

                "Additional Provisions" has the meaning specified in Section
1601.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Board of Directors" means either the board of directors of the Company or the Guarantor, as the case may be, or the executive or any other committee of that board duly authorized to act in respect hereof.

                "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                "Business Day", when with respect to any Place of Payment, unless otherwise specified in a Board Resolution, and an Officers' Certificate, or in a supplemental indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in an applicable Place of Payment or the city in which the Trustee's Corporate Trust Office is located or in New York, New York or Los Angeles, California are authorized or obligated by law, executive order or regulation to remain closed.

                For purposes of Section 311(b)(4) of the Trust Indenture Act, the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon the banks or bankers and payable upon demand.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                "Company Request", "Company Order", "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Company or the Guarantor, as the case may be, by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

                "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. If the official unit of any component currency is altered by way of combination or subdivision, the amount of such currency in the Component shall be proportionately divided or multiplied. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

                "Conversion Date", with respect to a composite currency, has the meaning specified in Section 311.

                "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is located at 101 Barclay Street, New York, New York 10286.

                The term "corporation" includes corporations, associations, companies and business trusts.

                "Current Stated Principal Maturity" has the meaning specified in
Section 312.

                "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

                "Defaulted Interest" has the meaning specified in Section 307.

                "Discharged" has the meaning specified in Section 1402.

                "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                "Event of Default" has the meaning specified in Section 601.

                "Exchange Rate" means, unless otherwise specified in accordance with Section 301, (a) with respect to Dollars in which payment is to be made on a series of Debt Securities denominated in a composite currency, the exchange rate between Dollars and such composite currency reported by the agency or organization, if any, designated pursuant to Section 301(11) on the applicable Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be; (b) with respect to Dollars in which payment is to be made on a series of Debt Securities denominated in a Foreign Currency, the noon Dollar buying rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case maybe, as certified for customs purposes by the Federal Reserve Bank of New York and (c) with respect to Foreign Currency in which payment is to be made on a series of Debt Securities converted into Dollars pursuant to Section 311(d), the noon Dollar selling rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the second Business Day preceding an Interest Payment Date or the second Business Day preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York. If for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Company shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more commercial banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Company, in each case, shall deem appropriate. If there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be the largest market upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

                "Exchange Rate Agent" means the New York clearing house bank designated pursuant to Section 301, or any successor thereto.

                "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate as of the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, and the amounts payable in Dollars in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in any Foreign Currency, and signed by the Chairman of the Board, the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company and delivered to the Trustee.

                "Extension Notice" has the meaning specified in Section 312.

                "Extension Period" has the meaning specified in Section 312.

                "Final Maturity" has the meaning specified in Section 312.

                "Foreign Currency" means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                "Guarantee" means an unconditional guarantee of the payment of the Debt Securities by the Guarantor, as more fully described in Article Four.

                "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

                "Holder" means a Person in whose name a Debt Security is registered in the Security Register.

                "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by Section 301.

                The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

                "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, any Managing Director, any Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

                "Opinion of Counsel" means a written opinion of counsel, who may be an employee of, or counsel to, the Company or the Guarantor, as the case may be, and who shall be reasonably satisfactory to the Trustee, which is delivered to the Trustee.

                "Optional Reset Date" has the meaning specified in Section
307(b).

                "Original Issue Discount Security" means, except as otherwise defined in a Debt Security, any Debt Security which is issued with original issue discount within the meaning of Section 1273(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                "Outstanding", when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                        (i) Debt Securities theretofore cancelled by the Trustee
                or delivered to the Trustee for cancellation;

                        (ii) Debt Securities for whose payment, redemption or
                repayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Debt Securities; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture and such Debt Securities or provision therefor satisfactory to the Trustee has been made; and

                        (iii) Debt Securities which have been paid pursuant to
                Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities and related Guarantees are valid obligations of the Company and the Guarantor, respectively;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company, the Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company, the Guarantor or of such other obligor. The Trustee shall not be deemed to know that any Debt Securities are so owned unless it has received written notice of such fact at its Corporate Trust Office or unless one of its Responsible Officers has actual knowledge thereof.

                "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

                "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Place of Payment", when used with respect to the Debt Securities of any series, unless otherwise specified in a Board Resolution, and an Officers' Certificate, or in a supplemental indenture, means the office or agency of the Company in the Borough of Manhattan, The City and State of New York, and such other place or places, if any, where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by Section 301.

                "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

                "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

                "Repayment Date" means, when used with respect to any Debt Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

                "Repayment Price" means, when used with respect to any Debt Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

                "Required Currency" means the currency in which the Debt Securities of any series are payable, in accordance with their terms or pursuant to an election made by one or more Holders pursuant to Section 301 hereof. If, however, the Required Currency is unavailable for the reasons stated in Section 311(d)(i) or (ii), the Required Currency shall mean U.S. Dollars.

                "Reset Notice" has the meaning specified in Section 307(b).

                "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned to its corporate trust department or similar group and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                For purposes of Section 311(b)(6) of the Trust Indenture Act, the term "self-liquidating paper" means any draft, bill of exchanges, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or the Guarantor or any other obligor upon the Debt Securities for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such Person arising from the making, drawing, negotiation or incurring of the draft, bill of exchange, acceptance or obligation.

                "Senior Indebtedness" means, with respect to the Company or the Guarantor, as the case may be, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor; (ii) all capital lease obligations of such obligor; (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);
(iv) all obligations of such obligor for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of such obligor to make payment or delivery pursuant to the terms of financial instruments such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and (c) in the case of both (a) and (b) above, similar financial instruments, (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except that Senior Indebtedness shall not include (1) any such indebtedness that contains express terms, or is issued under a deed, indenture or other instrument that contains express terms, providing that it is subordinate to or ranks pari passu with the Securities, and (2) any indebtedness between or among the Company or the Guarantor and any of its Affiliates, including all other debt securities and guarantees in respect of those debt securities.

                "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                "Stated Maturity", when used with respect to any Debt Security or any installment of principal thereof or interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of principal or interest is due and payable.

                "Stated Principal Maturity" means the Stated Maturity for the payment of principal, or any installment of principal, of any Debt Security.

                "Subsidiary" means any corporation at least a majority of the outstanding Voting Stock of which shall at the time directly or indirectly be owned or controlled by the Guarantor, or by one or more Subsidiaries, or by the Company or one or more Subsidiaries.

                "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 and any reference herein to such Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

                "U.S. Government Obligations" has the meaning specified in
Section 1402.

                "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

                SECTION 102. Compliance Certificates and Opinions.

                Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied wish, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with respect to compliance with condition or covenant provided for in this Indenture shall include

                        (1) a statement that each individual signing such
                certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                        (2) a brief statement as to the nature and scope of the
                examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of each such
                individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or conclusion has been complied with; and

                        (4) a statement as to whether, in the opinion of each
                such individual, such condition or covenant has been complied with.

                SECTION 103. Form of Documents Delivered to Trustee.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                SECTION 104. Acts of Holders.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

                (c) The ownership, principal amount and serial numbers of Debt Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of any Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Debt Security.

                (e) For purposes of determining the aggregate principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, each Debt Security denominated in a Foreign Currency shall be deemed to have a principal amount determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) by converting the principal amount of such Debt Security in the Foreign Currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of 9:00 A.M., New York time, on the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date for the reasons specified in Section 311(d)(i) of the Indenture, such rate on the rate specified in such Section).

                SECTION 105. Notices, etc., to Trustee, Company and Guarantor.

                Except as provided in Sections 601(4) and (5), any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                        (1) the Trustee by any Holder or by the Company or the
                Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                        (2) the Company or the Guarantor by the Trustee or by
                any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be, Attention: Chairman of the Board of Directors, 4500 Park Granada, Calabasas, California 91302.

                SECTION 106. Notice to Holders; Waiver.

                Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest data and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any matter, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice by mail, then such a notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                SECTION 107. Conflict with Trust Indenture Act.

                If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

                SECTION 108. Effect of Headings and Table of Contents.

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 109. Successors and Assigns.

                All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether or not so expressed.

                SECTION 110. Separability Clause.

                In case any provision in this Indenture or in the Debt Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 111. Benefits of Indenture.

                Nothing in this Indenture or in the Debt Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right remedy or claim under this Indenture.

                SECTION 112. Governing Law.

                This Indenture, the Debt Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York applicable no agreements made and to be performed in said state.

                SECTION 113. Legal Holidays.

                Unless otherwise specifically provided for in the applicable Debt Securities, in any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity, Stated Principal Maturity or Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then the required payment of principal, premium, if any, and/or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity, Stated Principal Maturity or Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Repayment Date, Redemption Date, sinking fund payment date, Stated Maturity, Stated Principal Maturity or Maturity, as the case may be, to the next succeeding Business Day.

                SECTION 114. Moneys of Different Currencies to be Segregated.

                The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

                SECTION 115. Payment to Be in Proper Currency.

                Each reference in any Debt Security, or in the Board Resolution relating thereto, to any currency shall be of the essence. The obligation of the Company or the Guarantor, as the case may be, to make any payment of principal of (and premium, if any) and interest on any Debt Security shall not be discharged or satisfied by any tender by the Company or the Guarantor, as the case may be, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent than such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company or the Guarantor, as the case may be, and the Company or the Guarantor, as the case may be, shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company and the Guarantor each hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                Any costs incurred by or on behalf of the Company or the Guarantor, as the case may be (other than costs incurred by the Trustee that are passed on to the Company as provided above) in correction with the conversion of any Foreign Currency to Dollars pursuant to an election made by a Holder in accordance with Section 301 shall be borne by the Holder making such an election through deduction from payments required to be made to such Holder pursuant to the terms of this Indenture.

                                   ARTICLE TWO

                     FORMS OF DEBT SECURITIES AND GUARANTEES

                SECTION 201. Forms Generally.

                The Debt Securities and the Guarantees relating thereto shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon, as the Company or the Guarantor, as the case may be, may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

                The Trustee's certificate of authentication shall be in substantially the form set forth in Section 203.

                SECTION 202. Forms of Debt Securities and Guarantees.

                Each Debt Security and the related Guarantee shall be in one of the forms approved from time to time by or pursuant to a Board Resolution and an Officers' Certificate or one or more indentures supplemental hereto which shall set forth the information required by Section 301. If the form for a series of Debt Securities or the related Guarantees is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the form for such series.

                SECTION 203. Form of Trustee's Certificate of Authentication.

                The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK,
                                            as Trustee

                                            By:
                                               ---------------------------------
                                                   Authorized Signatory

                SECTION 204. CUSIP Numbers.

                The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE THREE

                               THE DEBT SECURITIES

                SECTION 301. Amount Unlimited; Issuable in Series.

                The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

                The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, with such notification to the Trustee in advance of the issuance of the Debt Securities of any Series as may be agreed upon by the parties hereto:

                        (1) the title of the Debt Securities of the series
                (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                        (2) the limit, if any, upon the aggregate principal
                amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration or, transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 1007 or 1207);

                        (3) the date or dates, or the method or methods, if any,
                by which such date or dates shall be determined or extended, on which the principal of the Debt Securities of the series is payable;

                        (4) the rate or rates, if any, at which the Debt
                Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined or reset, the date or dates, if any, from which such interest shall accrue, or the method or methods, if any, by which such date or dates shall be determined or reset, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Dates, if any, for the interest payable on such Interest Payment Dates, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                        (5) the place or places, if any, in addition to or other
                than the office or agency of the Company in the Borough of Manhattan, The City of New York and State of New York, where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable, any Debt Securities may be surrendered for registration of transfer or exchange and notices or demands to or upon the Company or the Guarantor in respect of such Debt Securities and related Guarantees and this Indenture may be served;

                        (6) the period or periods within which or the date or
                dates on which, if any, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                        (7) the obligation, if any, of the Company to redeem,
                repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holders thereof, and the period or periods within which, the price or prices at which and the other terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                        (8) if other than denominations of $1,000 and any
                integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

                        (9) if other than the principal amount thereof, the
                portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

                        (10) provisions, if any, for the defeasance of Debt
                Securities of the series;

                        (11) (A) the currency of denomination of the Debt
                Securities of any series, which may be in Dollars or any Foreign Currency, (B) if such Debt Securities are denominated in a Foreign Currency which is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Debt Securities are denominated in a Foreign Currency other than a composite currency, the capital city of the country of such Foreign Currency;

                        (12) the designation of the currency or currencies in
                which payment of the principal of (and premium, if any) and interest on the Debt Securities of the series will be made, and, if such currency or currencies is a Foreign Currency, whether payment of the principal (and premium, if any) or the interest on such Debt Securities, at the election of a Holder thereof, may instead be payable in Dollars and the terms and conditions upon which such election may be made;

                        (13) any additional Events of Default or restrictive
                covenants provided for with respect to Debt Securities of the series;

                        (14) any other terms of the series (which terms shall
                not be inconsistent with the provisions of this Indenture), including any terms which may be required or advisable under United States laws or regulations or advisable in connection wish the marketing of Debt Securities of the series;

                        (15) if the Debt Securities of such series are to be
                denominated or payable in a Foreign Currency, the designation of the initial Exchange Rate Agent and, if other than as set forth herein, the definition of the Exchange Rate;

                        (16) the form of Debt Securities of such series and, if
                issuable in global form, the name of the depository with respect thereto and the terms upon which and the circumstances under which such Notes may be exchanged; and

                        (17) the ability, if any, of the Holder of a Debt
                Security to renew all or any portion of a Debt Security.

                All Debt Securities of any one series shall be substantially identical except as to the currency of payments due thereunder, denomination, the rate or rates of interest, if any, and Maturity and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. In addition, all Debt Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuance of additional Debt Securities of such series or to establish additional terms of such series of Debt Securities.

                If any of the terms of a series of Debt Securities is established by an action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

                SECTION 302. Denominations.

                Unless otherwise specified in a supplemental indenture, the Debt Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified in accordance with the requirements of Section 301. In the absence of any such provisions with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 or any integral multiple thereto. Debt Securities denominated in a Foreign Currency shall be issuable in such denominations as are established with respect to such Debt Securities in or pursuant to this Indenture.

                SECTION 303. Execution, Authentication, Delivery and Dating.

                (a) The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debt Securities may be manual or facsimile.

                Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

                (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company, with the related Guarantees endorsed thereon by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of each such series of such Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities. The Trustee shall be entitled to receive, prior to the authentication and delivery of such Debt Securities, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved (and, if such form or terms are approved, pursuant to a Board Resolution, an Officers' Certificate approving such terms and form), an Officers' Certificate as to the absence of any event which is, or after notice or lapse of time or both would become, an Event of Default, and an Opinion of Counsel stating that:

                        (1) all instruments furnished by the Company to the
                Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

                        (2) the form and terms of such Debt Securities have been
                established in conformity with the provisions of this Indenture;

                        (3) in the event that the form or terms of such Debt
                Securities have been established in a supplemental indenture the execution and delivery of such supplemental indenture have been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will constitute a legal, valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                        (4) the execution and delivery of such Debt Securities
                have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company, and, assuming due authentication by the Trustee and delivery by the Company, will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                        (5) that all laws and requirements hereunder in respect
                of the execution and delivery by the Company of such Debt Securities have been complied with; and

                        (6) such other matters as the Trustee may reasonably
                request.

                (c) If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificates at the time of issuance of each Debt Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Debt Security of such series. Any request by the Company that the Trustee authenticate Debt Securities of such series will be deemed to be a certification by the Company that (i) all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Debt Securities have been complied with and
(ii) there has not occurred an event which is, or after notice or lapse of time or both, would become an Event of Default.

                Notwithstanding the above, if the terms of Debt Securities are to be established pursuant to a supplemental indenture, the Company shall deliver to the Trustee, together with such supplemental indenture, the Opinion of Counsel referred to in subsection
(b), above, and the Officers' Certificate, referred to in subsection (b), above, regarding the absence of an Event of Default.

                (d) The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee determines that such authentication may not lawfully be made or if the Trustee reasonably determines that such authentication would be prejudicial to the Holders of Outstanding Debt Securities.

                (e) Each Debt Security shall be dated the date of its authentication.

                (f) No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                SECTION 304. Temporary Debt Securities.

                Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities.

                Except in the case of temporary Debt Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company or the Guarantor in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities (having the Guarantees duly endorsed thereon) of the same series of authorized denominations and of the same Stated Maturity. Unless otherwise specified as contemplated by Section 301 with respect to temporary Debt Securities in global form until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

                SECTION 305. Registration, Registration of Transfer and
Exchange.

                The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1102 a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities and of transfers of Debt Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Debt Securities and transfers of Debt Securities as herein provided.

                Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities (having the Guarantees duly endorsed thereon) of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount.

                Unless otherwise specified as contemplated by Section 301 with respect to Debt Securities in global form at the option of the Holder, Debt Securities of any series may be exchanged for other Debt Securities of the same series containing identical terms and provisions of any authorized denomination or denominations, of like aggregate principal amount, upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities (having the Guarantees duly endorsed thereon) which the Holder making the exchange is entitled to receive.

                Notwithstanding the foregoing, unless otherwise specified as contemplated in Section 301, any global Debt Security shall be exchangeable for definitive Debt Securities only if (i) the depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Company within 60 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Debt Security shall be so exchangeable, or
(iii) an Event of Default has occurred and is continuing with respect to the Debt Securities. If the beneficial owners of interests in a global Debt Security are entitled to exchange such interests for definitive Debt Securities, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Debt Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of, such global Debt Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Debt Security shall be surrendered from time to time by the depository specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and such depository, as the case may be (which instructions shall be in writing but need be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Debt Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Debt Security, a like aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor as the portion of such global Debt Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Debt Securities of the same series and continuing identical terms to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Debt Security shall be returned by the Trustee to such Depository. If a Debt Security is issued in exchange for any portion of a global Debt Security after the close of business at the office or agency of the Company for such Debt Security where such exchange occurs on or after (i) any Regular Record Date for such Debt Security and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Debt Security and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Debt Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Debt Security shall be payable in accordance with the provisions of this Indenture.

                All Debt Securities and Guarantees endorsed thereon issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

                Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 304, 1007 or 1207 not involving any transfer.

                Except as otherwise provided in or pursuant to this Indenture the Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debt Securities of such series selected for redemption under
Section 1203 and ending at the close of business on the day of such mailing,
(ii) to register the transfer of or exchange any Debt Security called for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Debt Security which has been surrendered for repayment at the option of the Holder thereof, except the portion, if any, of such Debt Security not to be so repaid.

                SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.

                If (i) any mutilated Debt Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security (having a Guarantee duly endorsed thereon) containing identical provisions and of like principal amount bearing a number not contemporaneously outstanding.

                In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security.

                Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new Debt Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and related Guarantees duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

                SECTION 307. Payment of Interest; Interest Rights Preserved.

                (a) Unless otherwise specified as contemplated by Section 301, interest on any Debt Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, except that in the case of a Debt Security issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the person to whom such Debt Security shall have been originally issued. Unless otherwise specified as contemplated by Section 301, at the option of the Company, payment of interest on any Debt Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Unless otherwise specified as contemplated by Section 301, any interest on any Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

                        (1) The Company or the Guarantor may elect to make
                payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                        (2) The Company or the Guarantor may make payment of any
                Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                (b) The provisions of this Section 307(b) may be made applicable to any series of Debt Securities issued pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such
Section 301). The interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) on any Debt Security of such series may be reset by the Company at its option on the date or dates specified in such Debt Security (each, an "Optional Reset Date"). The Company may exercise such option with respect to any such Debt Security by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Reset Date for such Debt Security. If the Company so notifies the Trustee of such exercise, not later than 40 calendar days prior to such Optional Reset Date the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Debt Security a notice (the "Reset Notice") indicating (i) that the Company has elected to reset the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable), (ii) such new interest rate (or such new spread and/or spread multiplier, if applicable) and (iii) the provisions, if any, for redemption by the Company during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Principal Maturity of such Debt Security (each such period, a "Subsequent Interest Period"), including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during such Subsequent Interest Period.

                Notwithstanding the foregoing, not later than 20 calendar days prior to the applicable Optional Reset Date for a Debt Security, the Company may, at its option, revoke the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread and/or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread and/or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread and/or spread multiplier, if applicable) to the Holder of such Debt Security. Such notice shall be irrevocable. All Debt Securities with respect to which the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Debt Securities have not surrendered such Debt Securities for repayment (or have validly revoked any such surrender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread and/or spread multiplier, if applicable).

                If the provisions of Section 307(b) are made applicable to any Debt Security and the Company notifies the Trustee of the exercise of its option to reset the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) on such Debt Security on an Optional Reset Date, the Holder of such Debt Security will have the option to elect repayment by the Company of such Debt Security on such Optional Reset Date at a price equal to the principal amount thereof plus any accrued interest to such Optional Reset Date. In order to obtain repayment of such Debt Security on such Optional Reset Date, the Holder must follow the procedures set forth in
Section 1503 for repayment at the option of Holders, except that (i) the period for delivery of such Debt Security or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to such Optional Reset Date and (ii) if the Holder has surrendered such Debt Security for repayment following receipt of the Reset Notice, the Holder may revoke such surrender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Reset Date.

                Subject to the foregoing provisions of this Section and Section 305, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

                SECTION 308. Persons Deemed Owners.

                Prior to due presentment of a Debt Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

                No holder of any beneficial interest in any global Debt Security held on its behalf by a depository shall have any rights under this Indenture with respect to such global Debt Security, and such depository may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such global Debt Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Debt Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                SECTION 309. Cancellation.

                Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities held by the Trustee shall be retained by the Trustee for such period as it may, in its sole discretion, determine unless by a Company Order or a Guarantor Order the Company or the Guarantor, as the case may be, shall direct that the cancelled Debt Securities be returned to it.

                SECTION 310. Computation of Interest.

                Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                SECTION 311. Payment in Currencies.

                (a) Payment of the principal of (and premium, if any) and interest on the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 301; provided that in the case of Debt Securities of a series denominated in one or more Foreign Currencies the Holder of a Debt Security of such series may elect to receive such payment in Dollars if authorized pursuant to Section 301(12).

                A Holder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice rescinding such election, provided that any such notice must be delivered to the Trustee not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided, further, that no such rescission may be made with respect to payments to be made on any Debt Security with respect to which notice of redemption has been given by the Company pursuant to Article Twelve or a notice of option to elect repayment has been sent by a Holder or transferee pursuant to Article Fifteen.

                (b) If at least one Holder has made the election referred to in subsection (a) above to receive payments in Dollars on a series of Debt Securities denominated in one or more Foreign Currencies, then the Trustee shall deliver to the Company, not later than the fourth Business Day after the Regular or Special Record Date with respect to an Interest Payment Date or the tenth day immediately preceding the Maturity of an installment of principal, as the case may be, a written notice specifying the amount of principal of (and premium, if any) and interest on such series of Debt Securities to be paid in Dollars on such payment date.

                (c) Except as otherwise specified as contemplated by Section 301 hereof, if at least one Holder has made the election referred to in subsection
(a) above to receive payments in Dollars on a series of Debt Securities denominated in one or more Foreign Currencies, then the amount receivable by Holders of a series of Debt Securities who have elected payment in Dollars shall be determined by the Company on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate. The Company shall deliver, not later than the eighth day following each Regular or Special Record Date or the sixth day immediately preceding the Maturity of an installment of principal, as the case may be, to the Trustee an Exchange Rate Officer's Certificate in respect of the payments to be made to such Holders on such payment date.

                (d) (i) If the Foreign Currency in which a series of Debt Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Debt Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars. If payment is to be made in Dollars to the Holders of any such series of Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the applicable Exchange Rate, or if no rate is quoted for such Foreign Currency, the last date such rate is quoted.

                (ii) If any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on a series of Debt Securities denominated in such composite currency (the "Conversion Date") occurring after the last date on which the composite currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars. If payment with respect to Debt Securities of a series denominated in a composite currency is to be made in Dollars pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at its respective Exchange Rate, multiplied by the number of units of the composite currency that would have been so paid had the composite currency not ceased to be so used.

                (e) All decisions and determinations of an Exchange Rate Agent regarding the Exchange Rate or conversion of Foreign Currency (other than a composite currency) into Dollars pursuant to subsection (d) (i) above or the conversion of a composite currency into Dollars pursuant to subsection (d) (ii) shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee, any Paying Agent and all Holders of the Debt Securities. If a Foreign Currency (other than a composite currency) in which payment of a series of Debt Securities may be made, pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106) specifying the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Debt Securities. In the event any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). In the event of any subsequent change in any Component, the Company, after learning thereof, will give notice to the Trustee similarly (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.

                SECTION 312. Optional Extension of Stated Principal Maturity.

                The provisions of this Section 312 may be made applicable to any series of Debt Securities issued pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such
Section 301). The Stated Principal Maturity of any Debt Security of such series may be extended by the Company at its option for the period or periods specified in such Debt Security (each such period, an "Extension Period") up to but not beyond the date (the "Final Maturity") specified in such Debt Security. The Company may exercise such option with respect to any such Debt Security by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Principal Maturity of such Debt Security then in effect (the "Current Stated Principal Maturity"). If the Company so notifies the Trustee of such exercise, not later than 40 calendar days prior to the Current Stated Principal Maturity the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Debt Security a notice (the "Extension Notice") indicating (i) that the Company has elected to extend the Current Stated Principal Maturity, (ii) the new Stated Principal Maturity and the Final Maturity, (iii) the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) applicable to the Extension Period and (iv) the provisions, if any, for redemption by the Company during such Extension Period, including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's transmittal of the Extension Notice to the Holder of such Debt Security, the Current Stated Principal Maturity of such Debt Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, such Debt Security will have the same terms as prior to the transmittal of such Extension Notice.

                Notwithstanding the foregoing, not later than 20 calendar days prior to the Current Stated Principal Maturity of such Debt Security, the Company may, at its option, revoke the interest rate (or the spread and/or spread multiplier used to calculate such interest rate, if applicable) provided for in the Extension Notice and establish an interest rate (or a spread and/or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread and/or spread multiplier, if applicable) provided for in the Extension Notice for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread and/or spread multiplier, if applicable) to the Holder of such Debt Security. Such notice shall be irrevocable. All Debt Securities with respect to which the Current Stated Principal Maturity is extended, and with respect to which the Holders of such Debt Securities have not surrendered such Debt Securities for repayment (or have validly revoked any such surrender), will bear such higher interest rate (or such higher spread and/or spread multiplier, if applicable).

                If the provisions of this Section 312 are made applicable to any Debt Security and the Company notifies the Trustee of the exercise of its option to extend the Current Stated Principal Maturity of such Debt Security, the Holder of such Debt Security will have the option to elect repayment of such Debt Security by the Company on the Current Stated Principal Maturity at a price equal to the principal amount thereof plus any accrued interest to the Current Stated Principal Maturity. In order to obtain repayment of such Debt Security on the Current Stated Principal Maturity, the Holder must follow the procedures set forth in Section 1503 for repayment at the option of Holders, except that (i) the period for delivery of such Debt Security or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to the Current Stated Principal Maturity and (ii) if the Holder has surrendered such Debt Security for repayment following receipt of the Extension Notice, the Holder may revoke such surrender for repayment prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Current Stated Principal Maturity.

                                  ARTICLE FOUR

                          GUARANTEES OF DEBT SECURITIES

                SECTION 401. Unconditional Guarantee.

                The Guarantor hereby unconditionally guarantees to each Holder of a Debt Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and premium, if any, and any interest on such Debt Security and the due and punctual payment of the sinking fund payments, if any, provided for pursuant to the terms of such Debt Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption or otherwise, in accordance with the terms of such Debt Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption or otherwise, and as if such payment were made by the Company.

                The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Debt Security or this Indenture, any failure to enforce the provisions of any such Debt Security or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of such Debt Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantees will not be discharged except by payment in full of the principal of and premium, if any, and interest on, and any sinking fund payments required with respect to, the Debt Securities and the complete performance of all other obligations contained in the Debt Securities.

                The Guarantor shall be subrogated to all rights of the Holder of any Debt Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of the Guarantees; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium, if any, and interest on, and any sinking fund payments required with respect to, all Debt Securities of the same series shall have been paid in full.

                SECTION 402. Execution, Authentication and Delivery.

                To evidence the Guarantees to the Holders specified in Section 401, the Guarantor hereby agrees to execute a Guarantee on each Debt Security authenticated and delivered by the Trustee. The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

                Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices au the date of such Guarantees. The delivery by the Trustee of a Debt Security with such a Guarantee endorsed thereon shall, after the authentication of such Debt Security hereunder, constitute due delivery of such Guarantee on behalf of the Guarantor.

                No Guarantee endorsed on any Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on the Debt Security on which such Guarantee is endorsed a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

                SECTION 501. Satisfaction and Discharge of Indenture.

                This Indenture shall upon a Company Request or a Guarantor Request cease to be of further effect with respect to any series of Debt Securities specified therein (except as to any surviving rights of registration of transfer or exchange of Debt Securities of such series herein expressly provided for and rights to receive payments of principal, premium and interest thereon) and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                (1) either

                        (A) all Debt Securities of such series theretofore
                authenticated and delivered (other than (i) Debt Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debt Securities of such series for whose payment money in the Required Currency has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

                        (B) all Debt Securities of such series not theretofore
                delivered to the Trustee for cancellation

                                (i) have become due and payable, or

                                (ii) will become due and payable at their Stated
                        Maturity within one year, or

                                (iii) are to be called for redemption within one
                        year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

                and the Company or the Guarantor, in the case of (i), (ii) or
                (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the Required Currency sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor with respect to the Outstanding Debt Securities of such series; and

                (3) the Company and the Guarantor have each delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                In the event that there are Debt Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of the Indenture only if requested to do so with respect to the Debt Securities of such series as to which it is Trustee and if the other conditions thereto are met.

                Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Debt Securities, the obligations of the Company and the Guarantor pursuant to Section 115, the obligations of the Company and the Guarantor to the Trustee under Section 707 and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

                SECTION 502. Application of Trust Money.

                Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE SIX

                                    REMEDIES

                SECTION 601. Events of Default.

                "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

                (3) default in the deposit of any sinking fund payment when and as due by the terms of a Debt Security of such series; or

                (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture, the Debt Securities or the related Guarantees (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (5) if an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money of the Company, the Guarantor or any Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in an amount in excess of $100,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; and such acceleration shall not be rescinded or annulled for a period of 10 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debt Securities of such series, a written notice specifying such event of default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (6) the entry of a decree or order for relief in respect of the Company or the Guarantor by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                (7) the commencement by the Company or the Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any corporate action in furtherance of any of the foregoing; or

                (8) any other Event of Default provided with respect to the Debt Securities of such series.

                SECTION 602. Acceleration of Maturity; Rescission and Annulment.

                If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                        (A) all overdue installments of interest on all Debt
                Securities of such series,

                        (B) the principal of (and premium, if any, on) any Debt
                Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

                        (C) to the extent that payment of such interest is
                lawful, interest upon overdue installments of interest on each Debt Security at the rate or rates prescribed therefor in such Debt Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder
                and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                (2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
        Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                SECTION 603. Collection of Indebtedness and Suits for
                             Enforcement by Trustee.

                The Company and the Guarantor covenant that if:

                (1) default is made in the payment of any installment of interest on any Debt Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof or otherwise,

the Company or the Guarantor will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Debt Securities, the amount then due and payable on such Debt Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Debt Securities, wherever situated.

                If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                SECTION 604. Trustee May File Proofs of Claim.

                In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder (i) to make such payments to the Trustee, and (ii) in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

                Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                SECTION 605. Trustee May Enforce Claims without Possession of
                             Debt Securities.

All rights of action and claims under this Indenture or the Debt Securities or the related Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

                SECTION 606. Application of Money Collected.

                Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due the Trustee under
        Section 707;

                SECOND: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article Sixteen hereof;

                THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively. The Holders of each series of Debt Securities denominated in a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d) of the Indenture, such rate on the date specified in such Section); and

                FOURTH: The balance, if any, to the Person or Persons entitled thereto.

                SECTION 607. Limitation on Suits.

                No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

                (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount at maturity of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                SECTION 608. Unconditional Right of Holders to Receive
                             Principal, Premium (if any) and Interest.

                Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                SECTION 609. Restoration of Rights and Remedies.

                If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                SECTION 610. Rights and Remedies Cumulative.

                Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 611. Delay or Omission Not Waiver.

                No delay or omission of the Trustee or of any Holder of any Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                SECTION 612. Control by Holders.

                The Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that the Trustee shall have the right to decline to follow any such direction

                (1) if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings would be illegal or in conflict with this Indenture or involve it in personal liability; and

                (2) subject to the provisions of Section 701, if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                SECTION 613. Waiver of Past Defaults.

        The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

                (a) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or

                (b) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                SECTION 614. Undertaking for Costs.

                All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding more than 10% in aggregate principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption or repayment, on or after the related Redemption Date or Repayment Date, as the case may be).

                SECTION 615. Waiver of Stay or Extension Laws.

                The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                   THE TRUSTEE

                SECTION 701. Certain Duties and Responsibilities.

                (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default with respect to the Debt Securities of such series,

                (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved than the Trustee was negligent in ascertaining the pertinent facts; and

                (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                SECTION 702. Notice of Defaults.

                Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series, the Trustee shall transmit by mail to all Holders of Debt Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; and provided, further, that in the case of any default of the character specified in Section 601(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

                SECTION 703. Certain Rights of Trustee.

                Subject to Sections 315(a) through (d) of the Trust Indenture
Act:

                (a) the Trustee may exclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request, Company Order, Guarantor Request or Guarantor Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the company or the Guarantor relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company or the Guarantor or any other obligor on such Debt Securities or by any Holder of such Debt Securities;

                (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by it to act hereunder.

                SECTION 704. Not Responsible for Recitals or Issuance of Debt
                             Securities.

                The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or the related Guarantees. The Trustee shall not be accountable for the use or application by the Company or the Guarantor of any Debt Securities or the proceeds thereof.

                SECTION 705. May Hold Debt Securities.

                The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                SECTION 706. Money Held in Trust.

                Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

                SECTION 707. Compensation and Reimbursement.

                The Company and the Guarantor agree

                (1) to pay to the Trustee from time to time such compensation as agreed in writing by the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including those incurred in connection with any application to the Commission for a stay pursuant to Section 310(b) of the Trust Indenture Act (whether or not granted) and the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including attorneys' fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                As security for the performance of the obligations of the Company and the Guarantor under this Section the Trustee shall have a claim prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Debt Securities.

                SECTION 708. Corporate Trustee Required; Eligibility.

                There shall at all times be a Trustee hereunder that is a corporation eligible to act as such pursuant to the terms of the Trust Indenture Act and that has a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                SECTION 709. Resignation and Removal; Appointment of Successor.

                (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 710.

                (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation (or notice of removal pursuant to the following paragraph
(c)), the resigning Trustee may, at the cost of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

                (d) If at any time:

                (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Debt Securities of any series after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 708 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

                (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company or the Guarantor, by a Board Resolution, may remove the Trustee with respect to all Debt Securities or the Debt Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

                (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company or the Guarantor, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 710. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company if no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Guarantor or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debt Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

                SECTION 710. Acceptance of Appointment by Successor.

                (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to its lien, if any, provided for in
Section 707.

                (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

                (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                SECTION 711. Merger, Conversion, Consolidation or Succession to
                             Business.

                Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee, by merger, conversion or consolidation, may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

                                  ARTICLE EIGHT

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

                SECTION 801. Company and Guarantor to Furnish Trustee Names and
                             Addresses of Holders.

                In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as
Trustee:

                (a) semiannually, not more than 15 days after the Regular Record Date in respect of the Debt Securities of such series or on June 30 and December 31 of each year with respect to each series of Debt Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or June 15 or December 15, as the case may be, and

                (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Debt Securities of a series, no such list need be furnished with respect to such series of Debt Securities.

                SECTION 802. Preservation of Information; Communications to
                             Holders.

                (a) The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                (b) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                SECTION 803. Reports by Trustee.

                (a) Within 120 days after December 31 of each year commencing with the first December 31 after the first issuance of Securities pursuant to this Indenture the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report based as of such December 31, if required by Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act and shall transmit to Holders such other reports, if any, as may be required pursuant to the Trust Indenture Act.

                (b) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

                SECTION 804. Reports by Company and Guarantor.

                The Company and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, will:

                (1) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (3) transmit by mail to all Holders, as their names and addressees appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE NINE

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

                SECTION 901. Company May Consolidate, etc., Only on Certain
                             Terms.

                The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                (4) the Guarantor has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.

                SECTION 902. Successor Corporation Substituted.

                Upon any consolidation with or merger into any other corporation, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.

                SECTION 903. Guarantor May Consolidate, etc., Only on Certain
                             Terms.

                The Guarantor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                (1) the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Debt Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                SECTION 904. Successor Corporation Substituted.

                Upon any consolidation with or merger into any other corporation, or any conveyance or transfer of the properties and assets of the Guarantor substantially as an entirety in accordance with Section 903, the successor corporation formed by such consolidation or into which the Guarantor is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor had been named as the Guarantor herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.

                SECTION 905. Assumption by Guarantor.

                The Guarantor, or a Subsidiary thereof, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed. Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as the Company herein and the Company shall be released from its liability as obligor on the Debt Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a Subsidiary, the Guarantees remain in full force and effect.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

                SECTION 1001. Supplemental Indentures without Consent of
                              Holders.

                Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by such successor of the obligations and covenants of the Company or the Guarantor herein and in the Debt Securities or the related Guarantees, as the case may be; or

                (2) to add to the covenants of the Company or the Guarantor, for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debt Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall either (i) become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) shall neither
        (A) apply to any Debt Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Debt Security with respect to such provision; or

                (6) to establish the form or terms of Debt Securities of any series as permitted by Sections 202 and 301; or

                (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 710; or

                (8) to secure the Debt Securities; or

                (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series in any material respect; or

                (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act; or

                (11) to effect the assumption by the Guarantor or a Subsidiary thereof pursuant to Section 905.

                SECTION 1002. Supplemental Indentures with Consent of Holders.

                With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security affected thereby,

                (1) change the Stated Principal Maturity (except as permitted pursuant to Section 312 hereof) of the principal of, or change the Stated Maturity of any installment of interest on, any Debt Security, or reduce the principal amount thereof or, except as permitted pursuant to
        Section 307(b) hereof, the interest thereon or any premium payable upon redemption or repayment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
        Section 602, or adversely affect any right of repayment at the option of a Holder of any Debt Security, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions of any Debt Security, or change any Place of Payment, or the coin or currency or currency unit in which any Debt Security or the interest thereon is payable, or change or eliminate the rights of a Holder under Section 311, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be), or

                (2) reduce the percentage in aggregate principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                (3) modify any of the provisions of this Section or Section 613, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby, or

                (4) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or premium, if any, or interest on, or sinking fund requirements, if any, with respect to, the Debt Securities.

                It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

                SECTION 1003. Execution of Supplemental Indentures.

                In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                SECTION 1004. Effect of Supplemental Indentures.

                Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 1005. Notice to Holders.

                Promptly after the execution by the Company and the Trustee of any supplemental indenture under Section 1002 of this Article, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Debt Securities, as the names and addresses of such Holders appear on the Security Register for each series of Debt Securities.

                SECTION 1006. Conformity with Trust Indenture Act.

                Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                SECTION 1007. Reference in Debt Securities to Supplemental
                              Indentures.

                Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

                SECTION 1008. Subordination Unimpaired.

                This Indenture may not be amended to alter the subordination of any of the Outstanding Debt Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                 ARTICLE ELEVEN

                                    COVENANTS

                SECTION 1101. Payment of Principal, Premium and Interest.

                The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture.

                SECTION 1102. Maintenance of Office or Agency.

                The Company or the Guarantor will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Debt Securities and this Indenture may be served. The Company or the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor hereby appoint the Trustee as the agent to receive all presentations, surrenders, notices and demands.

                The Company or the Guarantor may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of their obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities, for such purposes. The Company or the Guarantor will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

                Unless otherwise set forth in, or pursuant to, a Board Resolution or indenture supplemental hereto with respect to a series of Debt Securities, the Company and the Guarantor hereby initially designate as the Place of Payment for each series of Debt Securities, the Borough of Manhattan, The City and State of New York, and initially appoint the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

                SECTION 1103. Money for Debt Securities Payments to Be Held in
                              Trust.

                If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, prior to or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Unless otherwise specified as contemplated by Section 301, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor or Guarantor Request), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City and State of New York, and each Place of Payment with respect to Debt Securities of the series with respect to which such moneys are so held or cause to be mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

                SECTION 1104. Investment Company Act.

                The Company will not take any action if as a result thereof it would be required to register as an investment company under the Investment Company Act of 1940, as amended.

                SECTION 1105. Officers' Certificate as to Default.

                The Company and the Guarantor will each deliver to the Trustee, on or before a date not more than four months after the end of their fiscal year ending after the date hereof, an Officers' Certificate from their principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

                The Company and the Guarantor will deliver written notice to the Trustee five days after any officer thereof has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become an Event of Default under Subsection (5) of Section 601.

                                 ARTICLE TWELVE

                          REDEMPTION OF DEBT SECURITIES

                SECTION 1201. Applicability of Article.

                Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of any series) in accordance with this Article.

                SECTION 1202. Election to Redeem, Notice to Trustee.

                The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                SECTION 1203. Selection by Trustee of Debt Securities to Be
                              Redeemed.

                If less than all the Debt Securities of any series are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

                The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

                SECTION 1204. Notice of Redemption.

                Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, at his address appearing in the Security Register.

                All notices of redemption shall state:

                (1) the Redemption Date,

                (2) the Redemption Price,

                (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Debt Securities to be redeemed,

                (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

                (5) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price,

                (6) that the redemption is in connection with a sinking fund, if such is the case, and

                (7) if applicable, the CUSIP number for such Debt Security.

                Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                SECTION 1205. Deposit of Redemption Price.

                On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money in the currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series and except, if applicable, as provided in Section 311) sufficient to pay the Redemption Price of, and (unless otherwise specified pursuant to Section 301 for the Debt Securities of such series and the Redemption Date is an Interest Payment Date) accrued interest on, all the Debt Securities or portion thereof, as the case may be, which are to be redeemed on that date.

                SECTION 1206. Debt Securities Payable on Redemption Date.

                Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall become due and payable and shall be paid by the Company on the Redemption Date and at the Redemption Price therein specified and on and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price and any accrued interest in respect of such Debt Securities on such Redemption Date) such Debt Securities shall, if the same were interest bearing, cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, the Redemption Price of such Debt Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest, if any, on an Interest Payment Date that is prior to the Redemption Date (or, if specified pursuant to Section 301, that is on the Redemption Date) shall be payable (but without interest thereon, unless the Company shall default in payment thereof) to the Holder of such Debt Security, or one or more Predecessor Securities, registered as such at 5:00 P.M., New York City time, on the relevant Record Date according to its or their terms and the provisions of Section 307.

                If any Debt Security called for redemption shall not be so paid upon surrender thereof, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate of interest (or the manner of calculating the rate of interest) applicable to such Debt Security on the day prior to the Redemption Date or, in the case of an Original Issue Discount Security, at the yield to maturity of such Original Issue Discount Security.

                SECTION 1207. Debt Securities Redeemed in Part.

                Any Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities (having a Guarantee duly endorsed thereon) of the same series and Stated Maturity, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered. If a Debt Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the depository for such global Debt Security, without service charge, a new Debt Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Debt Security so surrendered.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

                SECTION 1301. Applicability of Article.

                The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

                The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

                SECTION 1302. Satisfaction of Sinking Fund Payments with Debt
                              Securities.

                The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                SECTION 1303. Redemption of Debt Securities for Sinking Fund.

                Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of than series pursuant to
Section 1302 and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 45 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section

1204. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1205, 1206 and 1207.

                                ARTICLE FOURTEEN

                                   DEFEASANCE

                SECTION 1401. Applicability of Article.

                If, pursuant to Section 301, provision is made for the defeasance of Debt Securities of a series, then the provisions of this Article shall be applicable except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

                SECTION 1402. Defeasance Upon Deposit of Moneys or U.S.
                              Government Obligations.

                At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in
Section 901, with respect to Debt Securities of any series at any time after the applicable conditions set forth below have been satisfied:

                (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in the Required Currency in an amount, or (ii) in the case of Debt Securities denominated in Dollars, U.S. Government Obligations (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and
        (ii) sufficient, in the opinion (with respect to (ii) and (iii) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, to pay and discharge each installment-of principal (including any mandatory sinking fund Payments) of, and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest, premium or principal are due;

                (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Debt Securities of such series are then listed on the New York Stock Exchange;

                (3) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

                (4) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit;

                (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (and containing no assumption or qualification) (i) Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised, and, in the case of the Debt Securities of such series being Discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service (it being understood that (A) such Opinion shall also state that such ruling is consistent with the conclusions reached in such Opinion and (B) the Trustee shall be under no obligation to investigate the basis or correctness of such ruling) and (ii) all conditions precedent to the Discharge pursuant to this Section have been complied with;

                (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this provision will not cause any violation of the Investment Company Act of 1940, as amended, on the part of the Company, the trust, the trust funds representing the Company's deposit or the Trustee; and

                (b) the Company shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to Section 707.

                "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of, and premium, if any, and the interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 305, 306, 1102 and 1403 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including without limitation, the provisions of Section 707.

                "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

                SECTION 1403. Deposited Moneys and U.S. Government Obligations
                              To Be Held in Trust.

                All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 1402 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as it own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                SECTION 1404. Repayment to Company.

                The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of, and premium, if any, and interest on, the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to
Section 1402.

                The provisions of the last paragraph of Section 1103 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any Series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1402.

                                 ARTICLE FIFTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

                SECTION 1501. Applicability of Article.

                Repayment of Debt Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Debt Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article Fifteen.

                SECTION 1502. Repayment of Debt Securities.

                Debt Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Debt Securities, be repaid at the Repayment Price thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Debt Securities. On or prior to the Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money in the currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series and except, if applicable, as provided in Section 311) sufficient to pay the Repayment Price of and (unless otherwise specified pursuant to Section 301 for the Debt Securities of such series and the Repayment Date is an Interest Payment
Date) accrued interest on, all the Debt Securities or portions thereof, as the case may be, to be repaid on such date.

                SECTION 1503. Exercise of Option.

                Debt Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form. In order to be repaid at the option of the Holder, any Debt Security so providing for such repayment, together with the "Option to Elect Repayment" form duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by or on behalf of the Company at the Place of Payment therefor specified in the terms of such Debt Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Debt Securities) not more than 60 nor less than 30 calendar days prior to the Repayment Date. If less than the entire principal amount of such Debt Security is to be repaid in accordance with the terms of such Debt Security, the portion of such Debt Security to be repaid, in increments of the minimum denomination for Debt Securities of such series, and the denomination or denominations of the Debt Security or Debt Securities to be issued to the Holder for the portion of such Debt Security surrendered that is not to be repaid, must be specified. Any Debt Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Debt Security would be less than the minimum denomination of Debt Securities of the series of which such Debt Security to be repaid is a part. Except as may be otherwise provided in any Debt Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

                SECTION 1504. When Debt Securities Surrendered for Repayment
                              Become Due and Payable.

                If Debt Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article Fifteen and as provided by or pursuant to the terms of such Debt Securities, such Debt Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of the Repayment Price and any accrued interest in respect of such Debt Securities on such Repayment Date) such Debt Securities shall, if the same were interest bearing, cease to bear interest. Upon surrender of any such Debt Security for repayment in accordance with such provisions, the Repayment Price of such Debt Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that installments of interest, if any, on an Interest Payment Date that is prior to the Repayment Date (or, if specified pursuant to Section 301, that is on the Repayment Date) shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holder of such Debt Security, or one or more Predecessor Securities, registered as such at 5:00 P.M., New York City time, on the relevant Regular Record Date according to its or their terms and the provisions of Section 307.

                If any Debt Security surrendered for repayment shall not be so repaid upon surrender thereof, the Repayment Price shall, until paid, bear interest from the Repayment Date at the rate of interest (or manner of calculating the rate of interest) applicable to such Debt Security on the day prior to the Repayment Date or, in the case of an Original Issue Discount Security, at the yield to maturity of such Original Issue Discount Security.

                SECTION 1505. Debt Securities Repaid in Part.

                Upon surrender of any Debt Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debt Security, without service charge and at the expense of the Company, a new Debt Security or Debt Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Debt Security so surrendered which is not to be repaid.

                                 ARTICLE SIXTEEN

                        SUBORDINATION OF DEBT SECURITIES

                SECTION 1601. Agreement to Subordinate.

                The Company and the Guarantor covenant and agree, and each holder of Securities issued hereunder and under any supplemental indenture or by any resolutions by the Boards of Directors of the Company and the Guarantor ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Sixteen; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                The payment by the Company of the principal of, premium, if any, and interest on all Debt Securities and the payment by the Guarantor of any obligation due under any Guarantees issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company or the Guarantor, as the case may be, and rank pari passu and equivalent to creditor obligations of those holding general unsecured claims not entitled to statutory priority under the United States Bankruptcy Code or otherwise, in each case whether outstanding at the date of this Indenture or thereafter incurred.

                No provision of this Article Sixteen shall prevent the occurrence of any default or Event of Default hereunder.

                SECTION 1602. Default on Senior Indebtedness.

                No payment may be made of the principal of, premium, if any, or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities, at any time when (i) there is a default in the payment of the principal of, premium, if any, interest on or otherwise in respect of any Senior Indebtedness, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, or (ii) any event of default with respect to any Senior Indebtedness has occurred and is continuing, or would occur as a result of such payment on the Securities or any redemption, retirement, purchase or other acquisition of any of the Securities, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof.

                In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 1602, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

                SECTION 1603. Liquidation; Dissolution; Bankruptcy.

                Upon any payment by the Company or the Guarantor or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company or the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company or the Guarantor, as the case may be, shall first be paid in full, or payment thereof provided for in money in accordance with their terms, before any payment is made by the Company or the Guarantor, as the case may be, on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company or the Guarantor, or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company or the Guarantor, as the case may be, except under the provisions of this Article Sixteen, shall be paid by the Company or the Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be (pro rata to such holders on the basis of the amounts of Senior Indebtedness held by such holders, as calculated by the Company or the Guarantor, as the case may be) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

                In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company or the Guarantor is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company or the Guarantor, for application to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                For purposes of this Article Sixteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Sixteen with respect to the Securities to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another corporation or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Nine of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1603 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Nine of this Indenture. Nothing in Section 1602 or in this
Section 1603 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707 of this Indenture.

                SECTION 1604. Subrogation.

                Subject to the payment in full of all Senior Indebtedness of the Company or the Guarantor, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor, as the case may be, applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except under the provisions of this Article Sixteen, and no payment over pursuant to the provisions of this Article Sixteen to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between (i) the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, or (ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders of the Securities, be deemed to be a payment by the Company or the Guarantor, as the case may be, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Sixteen are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                Nothing contained in this Article Sixteen or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between (i) the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, or
(ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders of the Securities, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Sixteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

                Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article Sixteen, the Trustee, subject to the provisions of Article Seven of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

                SECTION 1605. Trustee to Effectuate Subordination.

                Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Sixteen and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

                SECTION 1606. Notice by the Company and the Guarantor.

                The Company or the Guarantor shall give prompt written notice to a Responsible Officer of any fact known to the Company or the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Sixteen. Notwithstanding the provisions of this Article Sixteen or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Sixteen, unless and until a Responsible Officer shall have received written notice thereof from the Company or the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article Seven of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1606 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                The Trustee, subject to the provisions of Article Seven of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company or the Guarantor, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                SECTION 1607. Rights of the Trustee; Holders of Senior
                              Indebtedness.

                The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Sixteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

                With respect to the holders of Senior Indebtedness of the Company or the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Sixteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article Seven of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company, the Guarantor or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Sixteen or otherwise.

                Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707.

                SECTION 1608. Subordination May Not Be Impaired.

                No right of any present or future holder of any Senior Indebtedness of the Company or the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company or the Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article Sixteen or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or the Guarantor, as the case may be, and any other Person.

                                    * * * * *

                This instrument maybe executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                            COUNTRYWIDE HOME LOANS, INC.


                                            By:
                                               ---------------------------------
                                                  Title:


                                            COUNTRYWIDE CREDIT INDUSTRIES, INC.


                                            By:
                                               ---------------------------------
                                                  Title:


                                            THE BANK OF NEW YORK, as Trustee


                                            By:
                                               ---------------------------------
                                                  Title:

State of California      )
County of Los Angeles    )    SS.:

        On the ___ day of __________, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is __________ of Countrywide Credit Industries, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                               ---------------------------------
                                               Notary Public

               Seal

State of California      )
County of Los Angeles    )    SS.:

        On the ___ day of __________, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is __________ of Countrywide Home Loans, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                               ---------------------------------
                                               Notary Public

               Seal

                         )
                         )    SS.:

        On the ___ day of _________________, before me personally came ________________ to me known, who, being by me duly sworn, did depose and say that he is ________________________ of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                               ---------------------------------
                                               Notary Public
                                               No.
                                               Qualified in __________ County
                                               Commission Expires

[Seal]

                                                                       Exhibit A

                     Form of election to receive payments in
                    U.S. Dollars or to rescind such election


        The undersigned, registered owner of certificate number -
_______________ (the "Certificate"), representing [name of series of Debt Securities] (the "Debt Securities") in an aggregate principal amount of _______________, hereby

        [ ] elects to receive all payments in respect of the Debt Securities in U.S. Dollars. Subject to the terms and conditions set forth in the indenture under which the Debt Securities were issued (the "Indenture"), this election shall take effect on the next Record Date (as defined in the Indenture) after this election form is received by the Trustee and shall remain in effect until it is rescinded by the undersigned or until the Certificate is transferred or paid in full at Maturity.

        [ ] rescinds the election previously submitted by the undersigned to receive all payments in respect of the Debt Securities in U.S. Dollars represented by the Certificate. Subject to the terms and conditions set forth in the Indenture, this rescission shall take effect on the next Record Date (as defined in such Indenture) after this election form is received by the Trustee, or, in the case of Maturity of an installment of principal, the fifteenth day immediately preceding such Maturity.

        The undersigned acknowledges that, except as provided in the Indenture, any costs incurred by or on behalf of the Company in connection with the conversion of foreign currency into U.S. Dollars shall be borne by the undersigned through deduction from payments required to be made to the undersigned pursuant to the terms of the Indenture.

        All capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                                            ------------------------------------
                                            (Name of Owner)

                                            ----------------------------------
                                            (Signature of owner)